                                                                 Exhibit 10.3.46

                                                          leg. _________________

                AMENDMENT TO PURCHASE POWER CONTRACT, AS AMENDED

          THIS AMENDMENT, made this 19th day of October, 1993, by HAWAII
ELECTRIC LIGHT COMPANY, INC., a Hawaii corporation ("Company"), and PUNA
GEOTHERMAL VENTURE, a Hawaii general partnership ("Seller");

                                    RECITALS:

          A. The Company and Thermal Power Company, as seller therein, had previously entered into that certain Purchase Power Contract For Unscheduled
Energy Made Available From A Qualifying Facility, dated March 24, 1986
("Purchase Power Contract"), which was subsequently approved by the Public
Utilities Commission ("PUC") in its Decision and Order ("D & O") No. 8692,
filed in PUC Docket No. 5525 on March 25, 1986.

          B. The Seller subsequently succeeded to the interest of Thermal Power
Company under the Purchase Power Contract.

          C. The Company and the Seller entered into that certain Firm Capacity
Amendment To Purchase Power Contract Dated March 24, 1986, dated July 28, 1989
("Firm Capacity Amendment"), which was subsequently approved by the PUC in its
D & O No. 10519, filed in PUC Docket No. 6498 on February 14, 1990.

          D. The Seller's geothermal power project located in Kapoho, Hawaii
("Facility") was from its inception a "qualifying facility" ("QF"), under
Subchapter 2 of the "Standards for Small Power Production and Cogeneration,"
Hawaii Administrative Rules, Title 6, Chapter 74 ("PUC Standards").

          E. As a result of a restructuring of the ownership of the Seller and the Facility in connection with financing for the Facility, the Facility may, following such restructuring, no longer qualify as a QF under the PUC Standards, but such restructuring will not otherwise affect or modify the Seller's capability of performing its obligations under the Purchase Power Contract, as amended, and/or the rights of the Company thereunder.

          F. The Company and the Seller firmly believe that the rates for purchase set forth in the Purchase Power Contract, as amended, are fully consistent with the provisions of H.R.S. Section 269-27.2 and continue to be in furtherance of the State's policy to encourage the development of the State's renewable alternate energy resources, including the geothermal resources.

          G. The Company and the Seller further believe that it is in the best interests of the parties to amend the Purchase Power Contract, as amended, to
(i) provide that the Facility shall be either (i) a QF or (ii) a producer of electricity generated from nonfossil fuel sources and thus falling within the meaning of Section 269-27_2, Hawaii Revised Statutes ("nonfossil fuel producer"), and to advise the PUC of such amendment.

          NOW, THEREFORE, in consideration of the premises, the parties hereby agree to amend the Purchase Power Contract and the Firm Capacity Amendment as
follows:

          1.   Amendments to the Purchase Power Contract.

          a. The second WHEREAS clause on page 1 of the Purchase Power Contract is amended by (i) deleting the following portion of that clause:

          "of a cogeneration facility or small power production facility which is a qualifying facility under Subchapter 2 of the PUC's Standards for
          Small Power Production and Cogeneration in the State of Hawaii,
          Chapter 74 of Title 6; and"

and (ii) substituting in lieu thereof the following new portion:

          "of a cogeneration facility or small power production facility which is (i) a qualifying facility under Subchapter 2 of the PUC's Standards for Small Power Production and Cogeneration in the State of Hawaii,
          Chapter 74 of Title 6, or (ii) a producer of electricity generated from nonfossil fuel sources and thus falling within the meaning of
          Section 269-27.2, Hawaii Revised Statutes ("nonfossil fuel producer");
          and"

          b. APPENDIX E on page 19 of the Purchase Power Contract is amended by deleting subparagraph l.(a)(ii) in its entirety and substituting in lieu thereof the following new subparagraphs l.(a)(ii):

          "(ii) failure of the Seller's facility, upon its completion and operation, to be (i) a qualifying facility under Subchapter 2 of the PUC's Standards for Small Power

                                       2.

               Production and Cogeneration in the State of Hawaii, Chapter 74 of
               Title 6 in effect as of the date of this Contract, or (ii) a nonfossil fuel producer falling within the meaning of Section
               269-27.2, Hawaii Revised Statutes; or"

          c. All other references or requirements in the Purchase Power Contract to the Facility being a "QF" or "qualifying facility" are similarly amended by adding to each such reference or requirement the phrase "or nonfossil fuel producer falling within the meaning of Section 269-27.2, Hawaii Revised
Statutes".

          2. Amendments to the Firm Capacity Amendment.

          a. The sixth (6th) WHEREAS clause on page 1 of the Firm Capacity
Amendment is amended by deleting that WHEREAS clause in its entirety and substituting in lieu thereof the following new WHEREAS clause:

          "WHEREAS, the Seller's facility will be (i) a qualifying facility under Subchapter 2 of the PUC's Standards for Small Power Production
          and Cogeneration in the State of Hawaii, Chapter 74 of Title 6, or
          (ii) a facility which generates electricity from nonfossil fuel sources and thus falling within the meaning of Section 269-27.2,
          Hawaii Revised Statutes;"

          b. All other references or requirements in the Firm Capacity Amendment to the Facility being a "QF" or "qualifying facility" are similarly amended by adding to each such reference or requirement the phrase "or nonfossil fuel producer falling within the meaning of Section 269-27.2, Hawaii Revised
Statutes".

          3. Continuing Effect. Except as amended by this instrument, the Power
Purchase Contract, as amended by the Firm Capacity Amendment, remains in otherwise unmodified and in full force and effect.

          4. Further Action. The Company and the Seller shall take such further action as may be necessary or desirable to implement the provisions, and advise the PUC, of this Amendment to Purchase Power Contract, as amended, as expeditiously as possible.

          5. Counterparts. This instrument may be executed in any number of counterparts, each of which shall be deemed an

                                       3.

original, and all of which together shall constitute one and the same instrument.

          6. Effective Date. This Amendment to Purchase Power Contract, as
amended, shall become effective when signed by the Seller and the Company.

          IN WITNESS WHEREOF, the Company and the Seller have executed this
Amendment to Purchase Power Contract, as amended, as of the day and year first above written.

                                        HAWAII ELECTRIC LIGHT COMPANY, Inc.

                                        By /s/  Warren H. W. Lee       14 Oct 93
                                           -------------------------------------
                                           Warren H. W. Lee               Date
                                           Its President

                                        By /s/ Edward Y. Hirata         10/14/93
                                           -------------------------------------
                                           Edward Y. Hirata               Date
                                           Its Vice President

                                                                         Company

                                        PUNA GEOTHERMAL VENTURE

                                        By CE PUNA LIMITED PARTNERSHIP,
                                           a Maryland limited partnership

                                           By CE PUNA I, INC.,
                                              a Maryland corporation
                                              Its General Partners

                                              By /s/ Bruce M. Ambler
                                                 -------------------------------
                                                 Bruce M. Ambler
                                                 Its President

                                       4.